                                                                  EXHIBIT 10.8

                                  EXHIBIT A

                              ESCROW AGREEMENT

        THIS ESCROW AGREEMENT ("Escrow Agreement") is made and entered into this 30th day of January, 1996, by and between Hall, Kinion & Associates, Inc. having a principal place of business of 5300 Stevens Creek Boulevard, San Jose, California 95129 ("Pledgee") and DLJ Capital Corporation, Sprout Growth II, L.P., and Sprout CEO Fund, L.P. ("Sprout") and Brenda Hall of 19050 Camino Barco, Saratoga, California 95070 ("Pledgor"; collectively with Sprout and Pledgee, the "Interested Parties"), and the Secretary of Hall, Kinion & Associates, Inc. of 5300 Stevens Creek Boulevard, San Jose, California 95129 ("Escrow Agent"). Interested Parties and Escrow Agent recite and agree as follows:

                                  RECITALS:

        WHEREAS, Pledgor has issued and delivered a secured promissory note in the principal amount of $3,000,000 dated January 30, 1996 ("Secured Promissory Note") to Pledgee;

        WHEREAS, under the Secured Promissory Note, all payments to be made by Pledgor are to be secured by up to 1,200,000 shares of Common Stock of Pledgee ("Stock"), currently registered in Pledgor's name, pursuant to a Pledge Agreement ("Pledge Agreement") dated January 30, 1996 between the Interested Parties; and

        WHEREAS, Interested Parties desire to establish an escrow account with an escrow agent in which the Stock will be held in escrow under the terms and conditions contained herein.

        NOW THEREFOR, for good and valuable consideration, the Interested Parties and the Escrow Agent agree as follows:

        1. Delivery. Pursuant to the terms of the Pledge Agreement, Pledgor
           --------
has delivered to the Escrow Agent Certificate No. 45 representing the Stock and accompanied by stock powers endorsed in blank. The Stock shall be held and disposed of by Escrow Agent only in accordance with the terms of this Escrow Agreement and the Pledge Agreement. To the extent any of the terms of the Pledge Agreement are inconsistent with the terms of this Escrow Agreement with respect to the rights and obligations of the Escrow Agent, the terms of this Escrow Agreement shall prevail; otherwise the terms of the Pledge Agreement shall prevail.

        2.      Release of Stock.  Upon Escrow Agent's receipt from Interested
                ----------------
Parties of joint written notice that all of the payments under the Secured Promissory Note have been made (or that otherwise the Stock shall be released), Escrow Agent shall surrender to Pledgor the Stock evidenced by Certificate No. 45, together with stock powers endorsed on blank. In addition, in any event (i) on July 30, 1996 240,000 Shares shall be released to Pledgor and (ii) on January 30, 1997 an additional 240,000 Shares shall be released to the Pledgor.

        3.      Escrow Agent's Terms and Conditions.  The acceptance by Escrow
                -----------------------------------
Agent of its duties as escrow holder under this Escrow Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern any control with respect to the rights, duties, liabilities and immunities of the Escrow Agent.

        The Escrow Agent is not a party to, and is not bound by, any agreement which may be evidenced by, or arise out of, any of the instructions hereinbefore mentioned, other than as expressly therein set forth.

        The Escrow Agent shall be entitled to rely upon, and shall be protected in acting upon, any written notice, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to be genuine and to be signed by the proper person.

        The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or admitted by him in good faith, or for any mistake of fact or law, or for anything which he may do or refrain from doing in connection herewith, except for his own willful default or gross negligence, and the Escrow Agent shall have no duties hereunder to anyone except the Interested Parties.

        The Escrow Agent may at any time resign hereunder by giving notice of his resignation to the Interested Parties at least thirty (30) days prior to the day such resignation is to take effect as specified in such notice. Upon the date so specified, all obligations of the Escrow Agent hereunder shall cease, and the Escrow Agent shall deliver the Stock and the stock powers then held by him hereunder to such bank, trust company or other person, having a principal office in San Francisco, California, as Interested Parties shall have designated a successor escrow agent in a notice given to such escrow agent and to the Interested Parties at least five (5) days prior to the effective date of such resignation.

        4.      Disposition of Stock.  Upon the occurrence of an event of
                --------------------
default specified under Section 3 of the Pledge Agreement which continues unremedied for the period set forth in Section 4 of the Pledge Agreement, Pledgee shall provide the Escrow Agent with written notice (with a copy to Pledgor) that an event of default has occurred that has not been timely remedied, and that such notice is true and correct of Pledgee's own knowledge, and that the Escrow Agent should deliver the Stock to Pledgee for its exercise of its rights under the terms of the Pledge

Agreement with respect to the Stock. If, within thirty (30) calendar days after the Escrow Agent's receipt of the foregoing notice, the Escrow Agent has received written notice and supporting evidence in the form of canceled checks, or a sworn declaration from a bank officer that the bank records dispute the alleged default set forth in Pledgee's written notice to the Escrow Agent, or similar evidence, then the Escrow Agent shall comply with
Section 6 hereunder with respect to the conflicting demands. However, it shall be the duty of the Escrow Agent to conduct a reasonable inquiry into whether or not a payment was made to Pledgee. If the Escrow Agent is unable to determine that a payment was timely tendered to Pledgee, then the Escrow Agent shall deliver the Stock to Pledgee forthwith, irrespective of any claim or contention by Pledgor to the contrary. If the Escrow Agent determines that there is a bona fide dispute between the parties, then the Escrow Agent shall comply with Section 6 hereunder with respect to such conflicting demands. If the Escrow Agent has not received such conflicting notice and supporting evidence from Pledgor within the foregoing thirty (30) calendar days, the Escrow Agent shall immediately deliver the Stock to Pledgee and Pledgee shall be entitled to exercise his rights under the Pledge Agreement with respect to the Stock.

        5. Limitation of Liability. The parties hereto expressly recognize
           -----------------------
that the Escrow Agent shall not be liable for the legality or validity of the Stock. Interested Parties hereby agree to hold harmless and to indemnify the Escrow Agent against all costs, damages, judgments, attorneys' fees, obligations and liabilities of every kind or nature, which, in good faith, the Escrow Agent may incur or sustain in connection with or arising out of this Escrow Agreement. The Interested Parties' obligations with respect to each other in connection with the foregoing indemnification provision shall be as set forth in Section 7 hereunder.

        6. Conflicting Demands. In the event conflicting demands are made upon
           -------------------
the Escrow Agent in respect to this Escrow Agreement, the Interested Parties acknowledge and agree that the Escrow Agent shall have the absolute right to elect to do either or both of the following: (1) withhold and stop all further proceedings and performances of this Escrow Agreement; or (2) file a suit in interpleader and obtain an order from a court with jurisdiction over such matter which requires the parties to interplead and litigate in such court their several claims and rights against each other. In the event an interpleader suit is brought, the Escrow Agent, at its election, shall be fully released and discharged from all obligations to further perform any and all duties or obligations imposed under this Escrow Agreement, and the Interested Parties agree to pay and reimburse the Escrow Agent for all costs, expenses and attorneys' fees expended or incurred by it in the defense or prosecution of such interpleader suit as such amounts shall be fixed and deemed reasonable by the court.

        7. Responsibilities Between Interested Parties for Fees and Expenses.
           -----------------------------------------------------------------
Pledgee shall bear all of the charges of the Escrow Agent or any successor escrow holder for the services contemplated by this Escrow Agreement and the Pledge Agreement prior to default.

        8.      Relationship Between Interested Parties and Escrow Agent.  The
                --------------------------------------------------------
parties hereto expressly recognize that this Escrow Agreement only creates an escrow account between the Interested Parties and Escrow Agent and that otherwise this Agreement does not create any legal relationship implied or actual whatsoever between the Interested Parties and Escrow Agent.

        9.      Termination.  This Escrow Agreement shall terminate effective
                -----------
upon the release of all of the Stock as set forth in Section 2 hereof, unless earlier terminated pursuant to the terms hereof.

        10.     Miscellaneous.
                -------------

                (a) Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally or sent by courier or sent by certified or registered mail, postage prepaid, and shall be deemed given when so delivered personally or sent by courier or, if mailed, upon receipt thereof, at the addresses as indicated in the first paragraph of this Agreement, or at such other address as may be designated by notice given to the other parties hereto in the foregoing manner.


                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives. Upon the death or incapacity of Pledgor or dissolution or liquidation of Pledgee, the successor, assign, personal representative, executor or conservator of such party, as appropriate, shall notify the Escrow Agent of such occurrence. The Escrow Agent shall accept or be entitled to rely on any instructions from such successor, assign, personal representative, executor or conservator as if it were instructions from Pledgor or Pledgee, as the case may be. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.

                (c) This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.


                                        "PLEDGEE"

                                        HALL, KINION & ASSOCIATES, INC.


                                        By:  /s/ Keith Corbin
                                           ---------------------------------

                                        Name: Keith Corbin
                                             -------------------------------

                                        Its: CFO
                                            --------------------------------


                                        "PLEDGOR"


                                        /s/ Brenda Hall
                                        ------------------------------------
                                                   (Signature)
                                                   BRENDA HALL


                                        "ESCROW AGENT"

                                        SECRETARY OF HALL, KINION &
                                        ASSOCIATES, INC.


                                        /s/ Todd Kinion
                                        ------------------------------------
                                        Name:

                                    DLJ CAPITAL CORPORATION

                                       /s/ Paul H. Bartlett
                                    By_________________________________
                                       Paul H. Bartlett
                                       Attorney in Fact


                                    SPROUT GROWTH II, L.P.

                                       /s/ Paul H. Bartlett
                                    By_________________________________
                                       Paul H. Bartlett
                                       Attorney in Fact

                                    SPROUT CEO FUND, L.P.

                                    By: DLJ Capital Corporation,
                                        General Partner

                                       /s/ Paul H. Bartlett
                                    By_________________________________
                                       Paul H. Bartlett
                                       Attorney in Fact